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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES

                    SCUDDER ADVOCATE REWARDS ANNUITY CONTRACT

                          SUPPLEMENT DATED MAY 1, 2012
              TO THE PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

The following information replaces the information contained in the April 30, 2012 supplement to the May 1, 2010 prospectus for the Scudder Advocate Rewards Annuity Contract. Please retain this supplement and keep it with the prospectus for future reference.

UNDERLYING FUND FEES AND EXPENSES AS OF DECEMBER 31, 2011

The information below replaces the fund fee and expense information for the Alger Capital Appreciation Portfolio -- Class S contained in the fee table in the April 30, 2012 prospectus supplement. For more complete information on these fees and expenses, please refer to the Underlying Fund prospectus.

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                       DISTRIBUTION             ACQUIRED    TOTAL    CONTRACTUAL FEE  NET TOTAL
                                           AND/OR              FUND FEES   ANNUAL     WAIVER AND/OR    ANNUAL
                           MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
     UNDERLYING FUND          FEE      (12b-1) FEES  EXPENSES   EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------  ----------  ------------  --------  ---------  ---------  ---------------  ---------
THE ALGER PORTFOLIOS --
  CLASS S
  Alger Capital
    Appreciation
    Portfolio                 0.81%        0.25%       0.25%                 1.31%          --           1.31%